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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------


                                    FORM 8-K

                                 CURRENT REPORT

                                 --------------

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                         Date of Report: March 12, 2004
                        (Date of earliest event reported)


                   NATIONAL MEDICAL HEALTH CARD SYSTEMS, INC.
               (Exact Name of Registrant as specified in charter)




   Delaware                       000-26749                     11-2581812
---------------                  -----------              --------------------
(State or other                  (Commission               (I.R.S. Employer
Jurisdiction of                  File Number)             Identification Number)
Incorporation)


              26 Harbor Park Drive, Port Washington, New York 11050
               (Address of principal executive offices) (Zip Code)

        Registrant's Telephone Number, including area code (516) 626-0007

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

     On March 12, 2004, Registrant released a press release announcing that it has amended its Schedule TO originally filed February 19, 2004. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.


Exhibits

99. Press Release dated March 12, 2004.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  March 15, 2004
                                         By:  /s/ James Bigl
                                            -----------------------------------
                                                  James Bigl,
                                                Chief Executive Officer

                                    EXHIBITS


Exhibit
Number          Description of Exhibit

99              Press Release issued by Company on March 12, 2004

                                                                      EXHIBIT 99

Company Contact
Stuart Fleischer                      Investor Relations Contacts            Media Contact
Chief Financial Officer               David Waldman/John Heilshorn           Chenoa Taitt
NMHC                                  Lippert/Heilshorn & Associates         Lippert/Heilshorn & Associates
516-605-6625                          212-838-3777                           212-838-3777
sfleischer@nmhcrx.com                 dwaldman@lhai.com                      ctaitt@lhai.com


For Immediate Release


                  National Medical Health Card Systems Includes
    Additional Information Relating to New Mountain Partners in Tender Offer

     PORT WASHINGTON, N.Y. - March 12, 2004 - National Medical Health Card Systems, Inc. (Nasdaq: NMHC), a national independent pharmacy benefit manager
(PBM) doing business as NMHC Rx, today reported it has amended its Schedule TO Tender Offer Statement originally filed with the Securities and Exchange Commission on February 19, 2004 (the "Tender Offer Statement") to include certain information relating to New Mountain Partners, L.P and New Mountain Affiliated Investors, L.P. (together, "New Mountain Partners"). This information is being added to the Tender Offer Statement because New Mountain Partners may be deemed to be co-bidders with respect to the Company's self tender offer for
4.5 million shares of its common stock at a price of $11.00 per share that commenced on February 19, 2004; however, the terms of the tender offer have not changed. The tender offer was commenced in connection with the previously announced agreement between the Company and New Mountain Partners, L.P. dated as of November 23, 2003, as amended, which provides for the purchase by New Mountain Partners of $80 million of the Company's series A 7% convertible preferred stock. The closing of the sale of the preferred stock is subject to customary closing conditions.

     The amended Tender Offer Statement that was filed today contains certain financial information relating to New Mountain Partners. The amended Tender Offer Statement can be accessed on the SEC's web site at www.sec.gov, on our web site at www.nmhc.com or obtained from the Company, upon the oral or written request of any stockholder, at National Medical Health Card Systems, Inc.,
Attention: Investor Relations, 26 Harbor Park Drive, Port Washington, New York 11050 (telephone no.: (516) 626-0007).

     The Company is providing the summary information below to help investors better understand the tender offer:

     Q: Who is offering to purchase the Company's shares of common stock in the tender offer?

     A: The Company is offering to purchase the shares of common stock pursuant to a self-tender offer that is scheduled to expire at 9:00AM, New York City time, on Friday, March 19, 2004.

     Q: What securities is the Company offering to purchase and at what price?

     A: The Company is offering to purchase up to 4,545,455 shares of its common stock at a price of $11.00 per share.

     Q: What was the last reported sale price for the Company's common stock reported by the Nasdaq National Market?

     A: $24.60 per share (on March 12, 2004).

     Q: Are stockholders obligated to participate in the tender offer?

     A: NO. Stockholders are not required to participate in the tender offer, and the Company is not making a recommendation to any stockholder as to whether to tender or refrain from tendering shares.

     Q: Why is the Company making the tender offer at a price of $11.00 per share when the recent trading prices have been significantly higher?


     A: Pursuant to the purchase agreement with New Mountain Partners described above, the Company agreed to issue and sell to them 6,956,522 shares of its series A 7% convertible preferred stock (initially convertible into shares of common stock on a one-for-one basis) at a purchase price of $11.50 per share and to use approximately $50 million of the proceeds from the sale of the series A 7% preferred stock to repurchase outstanding shares of common stock in a self-tender offer open to all stockholders at a price of $11.00 per share.

     At the time the purchase agreement was signed, Bert Brodsky, the Chairman of the Company's Board of Directors, and certain other stockholders, entered into an agreement to sell 4,448,000 shares of common stock at $11.00 per share by tendering those shares into a tender offer to be made by the Company. Their obligation to tender is not affected by the current trading price of the common stock.

     The tender offer was structured to be open to all stockholders in the interest of fairness to afford the other stockholders the opportunity to participate in the tender offer and achieve liquidity for a portion of their shares. At the time the purchase agreement was signed and the tender offer price established, the Company did not know that the trading price would rise so much so as to make it unlikely that stockholders, other than Mr. Brodsky and the other contractually-committed stockholders, would participate in the tender offer at current trading levels.

     Q: In what order will tendered shares be purchased? What if too many shares are tendered?

     A: The Company will purchase shares from all stockholders who properly tender shares on a pro rata basis. Consequently, if the tender offer is oversubscribed, then all of the shares that stockholders tender in the tender offer will not be purchased.

     Q: Are stockholders required to do anything with respect to the tender offer if they do not wish to participate?

A:       NO

     Q: Does the amendment to the Tender Offer Statement filed today change the terms of the tender offer?

A:       NO

     Q: Will the Company be circulating any additional materials relating to the tender offer?

     A: At this time the Company does not anticipate circulating any additional tender offer materials to stockholders. As discussed above, the new information relating to New Mountain Partners can be found in the amended Tender Offer Statement.


About NMHC

     National Medical Health Card Systems, Inc. (NMHC) operates NMHC Rx (pharmacy benefits manager or PBM), Integrail (health information solutions),
NMHC Mail (home delivery pharmacy), and Ascend (specialty pharmacy solutions), providing services to corporations, unions, health maintenance organizations, third-party administrators, and local governments. Through its clinical programs, value-added offerings, and advanced information systems, NMHC provides quality, cost effective management of pharmacy benefit programs.

Forward-Looking Statements

     This press release contains forward-looking statements which involve known and unknown risks and uncertainties or other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. When used herein, the words "may", "could", "estimate", "believes", "anticipates", "thinks", "intends", "will be", "expects" and similar expressions identify forward-looking statements. For a discussion of such risks and uncertainties, including but not limited to risks relating to demand, pricing, government regulation, acquisitions and affiliations, the market for PBM services, competition and other factors, readers are urged to carefully review and consider various disclosures made by NMHC in the Company's Annual Report on Form 10-K, as amended, for the fiscal year ended June 30, 2003, and other Securities and Exchange Commission filings.

Additional Information and Where to Find It

     In connection with the proposed transaction with New Mountain Partners, the Company and New Mountain Partners have filed a tender offer statement and the Company has filed a proxy statement with the Securities and Exchange Commission. INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE TENDER OFFER STATEMENT AND PROXY STATEMENT BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain a free copy of the proxy statement and the tender offer statement (when available), and other documents filed by the Company with the Commission at the Commission's website at http://www.sec.gov. Free copies of the proxy statement and the tender offer statement, and the Company's other filings with the Commission may also be obtained from the Company. Free copies of the Company's filings may be obtained by directing a request to the Company at: 26 Harbor Park Drive, Port Washington, New York 11050, Attention: Investor Relations, Telephone: (800) 251-3883, or on the Company's website at http://www.nmhc.com.


Participants in the Solicitation

     The Company and its directors, executive officers and other members of its management and employees may be soliciting proxies from its stockholders in favor of the transaction with New Mountain Partners. Information concerning persons who may be considered participants in the solicitation of the Company's stockholders under the rules of the Commission has been set forth in the Company's proxy statement filed in connection with the transaction.


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